Exhibit 10.2

AMENDMENT NO. 1 TO UNDERWRITING AGREEMENT

This AMENDMENT NO. 1, effective as of October 14, 2005 (this “Amendment”), to the UNDERWRITING AGREEMENT (the “Underwriting Agreement”), dated as of October 11, 2005, is made by and among Max Re Capital Ltd., a company existing under the laws of Bermuda, with headquarters located at 2 Front Street, Hamilton, Bermuda HM11 (the “Company”), and the underwriters listed on Schedule I attached thereto (individually, an “Underwriter” and collectively, the “Underwriters”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Underwriting Agreement shall be used herein as therein defined.

A. The Company and the Underwriters entered into the Underwriting Agreement pursuant to which the Underwriters agreed to purchase certain securities of the Company upon the terms and subject to the conditions set forth therein.

B. The Company and the Underwriters now desire to amend the Underwriting Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENTS TO EXISTING UNDERWRITING AGREEMENT. Section 7(b) of the Underwriting Agreement is hereby deleted and replaced in its entirety with the following:

“Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table in the first paragraph and as the third, eighth, ninth, tenth and eleventh paragraphs under the caption “Underwriting” in the Prospectus. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Underwriter may otherwise have.”

2. MISCELLANEOUS

(a) Effective Time. Upon the execution hereof by the Company and the Underwriters, this Amendment shall become effective as of the date first written above.

(b) Counterparts. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

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IN WITNESS WHEREOF, each party listed below has caused its respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

MAX RE CAPITAL LTD.

By:	/s/ Joseph W. Roberts
Name:	Joseph W. Roberts
Title:	Senior Vice President & Controller

BANK OF AMERICA SECURITIES LLC

By:	/s/ Thomas M. Morrison
Name:	Thomas M. Morrison
Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Richard G. Shapiro
Name:	Richard G. Spiro
Title:	Managing Director